UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2023

BrandywineGLOBAL —

SMALL CAP VALUE FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, enrolling at franklintempleton.com.

You may access franklintempleton.com by scanning the code below.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Small Cap Value Fund for the twelve-month reporting period ended December 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2024

II	BrandywineGLOBAL—Small Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Small-cap companies are companies whose market capitalizations at the time of investment are similar to market capitalizations of companies in the Russell 2000 Indexi, which varies due to market conditions and the composition of the index. Securities of companies that no longer meet this definition after purchase by the fund will still be considered to be securities of small-cap companies for purposes of the Fund’s 80% investment policy. Generally, the Fund invests in securities that we believe are undervalued, defined as trading for less than intrinsic value or asset value. To determine intrinsic value of a potential investment, we will examine a company’s financials, management, competition and earnings cycle as well as its industry’s short-term and long-term trends. The Fund will typically acquire securities if we believe their intrinsic value is greater than their current market valuation and their inclusion would be beneficial to the overall portfolio.

Equity securities in which the Fund may invest include common stock, preferred securities, convertible securities, warrants, options, and securities of other investment companies (including exchange-traded Funds (“ETFs”)) and of real estate investment companies (“REITs”). The Fund may invest up to 25% of its net assets in equity securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The small-cap value sector experienced extreme volatility in 2023. After peaking in early February, the asset class plunged 20% into the summer months, largely due to a crisis of confidence in the banking industry. With financials making up about 25% of small-cap value, the stocks were hit hard. Prices rebounded briefly as confidence returned in the summer, but rapidly rising interest rates and widespread expectations of 5% 10-year Treasury yields persisting sparked concerns about slowing economic growth. This led the Russell 2000 Value Indexii to hit multi-year lows in late October 2023. However, talk from the Federal Reserve Board (the “Fed”) about potential rate cuts in late 2024 sparked one of the sharpest two-month rallies on record. Thanks to this rally, which ended with a new 52-week high for the Russel 2000 Value Index, small-cap value shares ultimately managed to generate a positive return of 14.65% for 2023, despite the significant ups and downs throughout the year.

Q. How did we respond to these changing market conditions?

A. We take a bottom-up approach to building the Fund’s portfolio, meaning our individual stock picks are the main driver of portfolio construction and expected returns. As value investors, we often invest in underperforming stocks in the short-term, because we believe they can provide the best risk-adjusted returns over the next few years. However, the 2008 financial crisis taught us that cheap valuations alone don’t protect against further declines, especially in banking. Leading up to the 2023 banking crisis, we had already reduced the

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	1

Fund overview (cont’d)

Fund’s banking exposure due to high valuations and better opportunities. When the banking crisis hit in early 2023, we took the unusual step of eliminating the Fund’s exposure to vulnerable banks to reduce portfolio risk in case the crisis of confidence spread further.

Throughout the balance of the year, we continued on with our process, taking advantage of volatility and investing in stocks we felt were undervalued. At the same time, many of our past decisions, particularly within the industrials sector, outperformed the market.

From a sector perspective, these bottom-up decisions led to a meaningful increase in the Fund’s exposure to energy and utility companies. Small-cap energy companies largely follow the price of crude oil, and it was no different in 2023. Prices had fallen meaningfully during the second half of the year. We increased the Fund’s exposure due to our belief that valuations are compelling, with the market now pricing many small-cap producers at a fraction of their proved reserves.

On the utility side, these companies had underperformed prior to our purchases, largely due to the rapid rise in interest rates and cost of capital. Utilities are regulated companies which use a combination of equity and debt in their capital structure to fund capital projects. The returns on capital allowed are highly regulated, making it difficult for these businesses in the short-term to adjust their capital structure. Over the long-term, we believe their returns will come back through price increases and the patient investor will benefit from the short-termism of the market.

Performance review

For the twelve months ended December 31, 2023, Class IS shares of BrandywineGLOBAL — Small Cap Value Fund returned 20.93%. The Fund’s unmanaged benchmarks, the Russell 2000 Value Index and the Russell 2000 Index, returned 14.65% and 16.93%, respectively, for the same period.

Performance Snapshot as of December 31, 2023 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Small Cap Value Fund:
Class A	7.77%	20.45%
Class C	7.61%	20.08%
Class R	7.68%	20.15%
Class I	7.86%	20.66%
Class IS	8.00%	20.93%
Russell 2000 Value Index	11.85%	14.65%
Russell 2000 Index	8.18%	16.93%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

2	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The Fund is the successor to an unregistered private fund (the “Predecessor Fund”). On August 31, 2022, the Predecessor Fund transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2023, the gross total annual fund operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 3.46%, 4.66%, 4.16%, 3.66% and 3.14%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.60% for Class R shares, 1.00% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense limitation (“expense cap”) for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. The management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manger earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund significantly outperformed its benchmark during the twelve-month reporting period ended December 31, 2023. On a sector basis, much of our outperformance came from the industrials sector. Within this sector, Vertiv Holding was a top performer. This company benefited from the increased usage in data due to the emerging artificial

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	3

Fund overview (cont’d)

intelligence (“AI”) industry. Elsewhere in the portfolio, businesses which do better with lower interest rates saw strength, such as JELD-WEN (a homebuilder supplier) and NerdWallet.

Q. What were the leading detractors from performance?

A. The Fund’s exposure to energy stocks was our largest detractor to performance. As previously mentioned, we tend to invest in stocks that underperform in the short-term but expect returns to rebound in future years. These stocks underperformed due to the price of crude oil falling in the fourth quarter of 2023 from a high of $95 in September, to below $75 per barrel at the close of the reporting period.

Q. Were there any significant changes to the Fund during the reporting period?

A. We increased the Fund’s utilities and energy exposures by +7.58% and +3.60%, respectively, throughout the reporting period. We decreased the Fund’s real estate and consumer staples exposures by -6.66% and -2.21%, respectively, in 2023.

Thank you for your investment in the BrandywineGlobal — Small Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Justin C. Bennitt

Portfolio Manager

Brandywine Global Investment Management, LLC

Gregory P. Manley, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

4	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Steven Shin, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

January 15, 2024

RISKS: Equity securities are subject to market and price fluctuations. Stocks of small capitalization companies may involve a higher degree of risk and volatility than stocks of larger capitalization companies. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2023 were: NerdWallet Inc., Class A Shares (3.0%), JELD-WEN Holding Inc. (2.9%), Allegiant Travel Co. (2.9%), SLM Corp. (2.5%), TFS Financial Corp. (2.2%), First Advantage Corp. (2.2%), loanDepot Inc., Class A Shares (2.2%), Black Hills Corp. (2.2%), Hope Bancorp Inc. (2.2%) and Alaska Air Group Inc. (2.2%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2023 were: financials (28.6%), industrials (17.4%), energy (9.4%), consumer discretionary (9.0%) and utilities (7.7%). The Fund’s portfolio composition is subject to change at any time.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	5

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

6	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2023 and December 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.77%	$1,000.00	$1,077.70	1.29%	$6.76	Class A	5.00%	$1,000.00	$1,018.70	1.29%	$6.56
Class C	7.61	1,000.00	1,076.10	1.72	9.00	Class C	5.00	1,000.00	1,016.53	1.72	8.74
Class R	7.68	1,000.00	1,076.80	1.32	6.91	Class R	5.00	1,000.00	1,018.55	1.32	6.72
Class I	7.86	1,000.00	1,078.60	1.00	5.24	Class I	5.00	1,000.00	1,020.16	1.00	5.09
Class IS	8.00	1,000.00	1,080.00	0.90	4.72	Class IS	5.00	1,000.00	1,020.67	0.90	4.58

8	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

[1]	For the six months ended December 31, 2023.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	9

Fund performance (unaudited)

BrandywineGlobal — Small Cap Value Fund (the “Fund”) is the successor to an unregistered private fund (the “Predecessor Fund”). The performance in the accompanying table and line graph for Class IS shares includes performance of the Predecessor Fund. The Predecessor Fund’s inception date was December 31, 2015. On August 31, 2022, the Predecessor Fund transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the fund are in all material respects equivalent to those of the Predecessor Fund. In addition, the Predecessor Fund’s portfolio managers are the current portfolio managers of the fund. As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the Fund is subject to certain restrictions under the 1940 Act to which the Predecessor Fund was not subject. As a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund is subject to certain restrictions under the Code to which the Predecessor Fund was not subject. Had the Predecessor Fund been registered under the 1940 Act and been subject to the provisions of the Code applicable to the Fund, its performance may have been adversely affected. The Predecessor Fund’s performance has been restated in the table and line graph to reflect the fees and net expenses of the Fund’s Class IS shares. Returns after taxes on distributions are not shown for periods prior to the Fund’s registration as a registered investment company fund because the Predecessor Fund was not required to make distributions to its investors. The Predecessor Fund did not have distribution policies. The Predecessor Fund was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 12/31/23	20.45%	20.08%	20.15%	20.66%	20.93%
Five Years Ended 12/31/23	N/A	N/A	N/A	N/A	13.16
Inception* through 12/31/23	15.21	14.68	14.84	15.37	10.43

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 12/31/23	13.82%	19.08%	20.15%	20.66%	20.93%
Five Years Ended 12/31/23	N/A	N/A	N/A	N/A	13.16
Inception* through 12/31/23	10.44	14.68	14.84	15.37	10.43

Cumulative total returns

Without sales charges[1]
Class A (Inception date of 8/31/22 through 12/31/23)	20.79%
Class C (Inception date of 8/31/22 through 12/31/23)	20.05
Class R (Inception date of 8/31/22 through 12/31/23)	20.28
Class I (Inception date of 8/31/22 through 12/31/23)	21.01
Class IS (Inception date of 12/31/15 through 12/31/23)	121.11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

10	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are August 31, 2022, August 31, 2022, August 31, 2022, August 31, 2022 and December 31, 2015, respectively.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Small Cap Value Fund vs. Russell 2000 Index and Russell 2000 Value Index† — December 31, 2015 - December 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Small Cap Value Fund on December 31, 2015 (inception date of the Predecessor Fund), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2023. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index and the Russell 2000 Value Index (together, the “Indices”). The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Schedule of investments

December 31, 2023

BrandywineGLOBAL—Small Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 97.3%
Communication Services — 1.6%
Entertainment — 1.6%
Vivid Seats Inc., Class A Shares	52,580	$332,306	*
Consumer Discretionary — 9.0%
Hotels, Restaurants & Leisure — 2.5%
Cava Group Inc.	8,510	365,760	*
Planet Fitness Inc., Class A Shares	2,000	146,000	*
Total Hotels, Restaurants & Leisure		511,760
Household Durables — 2.1%
Mohawk Industries Inc.	4,210	435,735	*
Leisure Products — 1.4%
Polaris Inc.	2,920	276,728
Specialty Retail — 3.0%
Designer Brands Inc., Class A Shares	19,890	176,026
Sally Beauty Holdings Inc.	21,120	280,474	*
Signet Jewelers Ltd.	1,330	142,656
Total Specialty Retail		599,156
Total Consumer Discretionary		1,823,379
Consumer Staples — 2.4%
Beverages — 1.3%
Boston Beer Co. Inc., Class A Shares	790	273,016	*
Consumer Staples Distribution & Retail — 1.1%
United Natural Foods Inc.	13,670	221,864	*
Total Consumer Staples		494,880
Energy — 9.4%
Energy Equipment & Services — 3.1%
Cactus Inc., Class A Shares	7,250	329,150
Weatherford International PLC	3,020	295,447	*
Total Energy Equipment & Services		624,597
Oil, Gas & Consumable Fuels — 6.3%
Callon Petroleum Co.	11,390	369,036	*
CNX Resources Corp.	16,090	321,800	*
Comstock Resources Inc.	24,540	217,179
Vital Energy Inc.	8,290	377,112	*
Total Oil, Gas & Consumable Fuels		1,285,127
Total Energy		1,909,724
Financials — 28.6%
Banks — 12.6%
Associated Banc-Corp.	20,340	435,073

See Notes to Financial Statements.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	13

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Small Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Banc of California Inc.	29,190	$392,022
ConnectOne Bancorp Inc.	19,190	439,643
Hope Bancorp Inc.	36,540	441,403
Texas Capital Bancshares Inc.	6,390	412,986	*
WaFd Inc.	13,210	435,401
Total Banks		2,556,528
Capital Markets — 2.2%
Invesco Ltd.	11,210	199,987
New Mountain Finance Corp.	19,550	248,676
Total Capital Markets		448,663
Consumer Finance — 5.5%
NerdWallet Inc., Class A Shares	41,804	615,355	*
SLM Corp.	26,470	506,106
Total Consumer Finance		1,121,461
Financial Services — 5.4%
Essent Group Ltd.	3,680	194,083
loanDepot Inc., Class A Shares	127,630	449,258	*
TFS Financial Corp.	30,880	453,627
Total Financial Services		1,096,968
Mortgage Real Estate Investment Trusts (REITs) — 2.9%
New York Mortgage Trust Inc.	35,090	299,318
Two Harbors Investment Corp.	21,020	292,808
Total Mortgage Real Estate Investment Trusts (REITs)		592,126
Total Financials		5,815,746
Health Care — 7.0%
Biotechnology — 1.0%
Ironwood Pharmaceuticals Inc.	17,860	204,318	*
Health Care Equipment & Supplies — 2.1%
Globus Medical Inc., Class A Shares	7,923	422,217	*
Health Care Providers & Services — 0.9%
PetIQ Inc.	9,450	186,638	*
Pharmaceuticals — 3.0%
ANI Pharmaceuticals Inc.	4,700	259,158	*
Collegium Pharmaceutical Inc.	11,389	350,553	*
Total Pharmaceuticals		609,711
Total Health Care		1,422,884
Industrials — 17.4%
Building Products — 6.3%
Hayward Holdings Inc.	25,910	352,376	*

See Notes to Financial Statements.

14	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

BrandywineGLOBAL—Small Cap Value Fund

(Percentages shown based on Fund net assets)

Security	Shares		Value
Building Products — continued
JELD-WEN Holding Inc.	31,680	$	598,118	*
Trex Co. Inc.	3,930		325,365	*
Total Building Products			1,275,859
Commercial Services & Supplies — 1.5%
ACV Auctions Inc., Class A Shares	20,480		310,272	*
Passenger Airlines — 5.1%
Alaska Air Group Inc.	11,290		441,100	*
Allegiant Travel Co.	7,194		594,297
Total Passenger Airlines			1,035,397
Professional Services — 4.5%
Concentrix Corp.	2,270		222,937
First Advantage Corp.	27,345		453,106
Upwork Inc.	15,930		236,879	*
Total Professional Services			912,922
Total Industrials			3,534,450
Information Technology — 7.4%
Electronic Equipment, Instruments & Components — 4.0%
IPG Photonics Corp.	2,070		224,678	*
Knowles Corp.	18,960		339,574	*
Rogers Corp.	1,878		248,027	*
Total Electronic Equipment, Instruments & Components			812,279
Semiconductors & Semiconductor Equipment — 3.4%
Cohu Inc.	7,770		274,980	*
Ichor Holdings Ltd.	12,390		416,676	*
Total Semiconductors & Semiconductor Equipment			691,656
Total Information Technology			1,503,935
Materials — 2.0%
Containers & Packaging — 2.0%
Sealed Air Corp.	10,910		398,433
Real Estate — 4.8%
Hotel & Resort REITs — 3.6%
Sunstone Hotel Investors Inc.	39,460		423,406
Xenia Hotels & Resorts Inc.	23,390		318,572
Total Hotel & Resort REITs			741,978
Real Estate Management & Development — 1.2%
Howard Hughes Holdings Inc.	2,770		236,973	*
Total Real Estate			978,951

See Notes to Financial Statements.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	15

Schedule of investments (cont’d)

December 31, 2023

BrandywineGLOBAL—Small Cap Value Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Utilities — 7.7%
Electric Utilities — 1.8%
Portland General Electric Co.		8,520	$369,257
Gas Utilities — 1.8%
Chesapeake Utilities Corp.		3,470	366,536
Multi-Utilities — 4.1%
Black Hills Corp.		8,250	445,087
Northwestern Energy Group Inc.		7,700	391,853
Total Multi-Utilities			836,940
Total Utilities			1,572,733
Total Investments before Short-Term Investments (Cost — $17,244,165)			19,787,421

	Rate
Short-Term Investments — 4.6%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $937,957)	5.279%	937,957	937,957	(a)(b)
Total Investments — 101.9% (Cost — $18,182,122)			20,725,378
Liabilities in Excess of Other Assets — (1.9)%			(383,082)
Total Net Assets — 100.0%			$20,342,296

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2023, the total market value of investments in Affiliated Companies was $937,957 and the cost was $937,957 (Note 8).

See Notes to Financial Statements.

16	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Statement of assets and liabilities

December 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $17,244,165)	$19,787,421
Investments in affiliated securities, at value (Cost — $937,957)	937,957
Receivable for Fund shares sold	78,373
Dividends receivable from unaffiliated investments	24,311
Dividends receivable from affiliated investments	1,914
Prepaid expenses	42,703
Total Assets	20,872,679

Liabilities:
Payable for securities purchased	417,472
Payable for Fund shares repurchased	48,558
Audit and tax fees payable	29,805
Investment management fee payable	1,907
Service and/or distribution fees payable	310
Trustees’ fees payable	199
Accrued expenses	32,132
Total Liabilities	530,383
Total Net Assets	$20,342,296

Net Assets:
Par value (Note 7)	$17
Paid-in capital in excess of par value	17,437,758
Total distributable earnings (loss)	2,904,521
Total Net Assets	$20,342,296

See Notes to Financial Statements.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	17

Statement of assets and liabilities (cont’d)

December 31, 2023

Net Assets:
Class A	$1,484,683
Class C	$94,345
Class R	$5,928
Class I	$5,904
Class IS	$18,751,436

Shares Outstanding:
Class A	125,978
Class C	8,032
Class R	503
Class I	500
Class IS	1,588,793

Net Asset Value:
Class A (and redemption price)	$11.79
Class C*	$11.75
Class R (and redemption price)	$11.79
Class I (and redemption price)	$11.81
Class IS (and redemption price)	$11.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%)	$12.48

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Statement of operations

For the Year Ended December 31, 2023

Investment Income:
Dividends from unaffiliated investments	$390,125
Dividends from affiliated investments	25,429
Less: Foreign taxes withheld	(350)
Total Investment Income	415,204

Expenses:
Investment management fee (Note 2)	138,664
Offering costs (Note 1)	126,371
Fund accounting fees	54,171
Audit and tax fees	29,805
Legal fees	28,756
Registration fees	24,088
Shareholder reports	9,782
Trustees’ fees	1,641
Service and/or distribution fees (Notes 2 and 5)	1,341
Transfer agent fees (Notes 2 and 5)	817
Commitment fees (Note 9)	133
Insurance	60
Custody fees	35
Fees recaptured by investment manager (Note 2)	13
Miscellaneous expenses	5,680
Total Expenses	421,357
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(264,068)
Net Expenses	157,289
Net Investment Income	257,915

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Unaffiliated Investment Transactions	(510,309)
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	3,560,303
Net Gain on Investments	3,049,994
Increase in Net Assets From Operations	$3,307,909

See Notes to Financial Statements.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	19

Statements of changes in net assets

For the Year Ended December 31, 2023 and the Period Ended December 31, 2022	2023	2022†

Operations:
Net investment income	$257,915	$70,404
Net realized loss	(510,309)	(313,416)
Change in net unrealized appreciation (depreciation)	3,560,303	291,995
Increase in Net Assets From Operations	3,307,909	48,983

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(329,002)	(144,501)
Decrease in Net Assets From Distributions to Shareholders	(329,002)	(144,501)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,317,952	70,664
Reinvestment of distributions	328,508	144,338
Cost of shares repurchased	(945,757)	(20,000)
In-kind capital contribution (Note 10)	—	15,563,202
Increase in Net Assets From Fund Share Transactions	1,700,703	15,758,204
Increase in Net Assets	4,679,610	15,662,686

Net Assets:
Beginning of year	15,662,686	—
End of year	$20,342,296	$15,662,686

†	For the period August 31, 2022 (inception date) to December 31, 2022.

See Notes to Financial Statements.

20	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.94	$10.00

Income (loss) from operations:
Net investment income	0.22	0.04
Net realized and unrealized gain (loss)	1.82	(0.02)
Total income from operations	2.04	0.02

Less distributions from:
Net investment income	(0.19)	(0.08)
Total distributions	(0.19)	(0.08)

Net asset value, end of year	$11.79	$9.94
Total return[3]	20.45%	0.28%

Net assets, end of year (000s)	$1,485	$36

Ratios to average net assets:
Gross expenses	2.85%[4]	4.22%[5,6]
Net expenses[7,8]	1.25	1.25 [5]
Net investment income	2.11	1.20 [5]

Portfolio turnover rate	73%	21%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Ratio includes 0.73% of non-recurring offering costs related to the inception of the Fund.

[5]	Annualized.

[6]	Ratio includes 1.75% of non-recurring organizational and offering costs related to the inception of the Fund.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.93	$10.00

Income (loss) from operations:
Net investment income	0.08	0.01
Net realized and unrealized gain (loss)	1.91	(0.01)
Total income from operations	1.99	0.00	[3]

Less distributions from:
Net investment income	(0.17)	(0.07)
Total distributions	(0.17)	(0.07)

Net asset value, end of year	$11.75	$9.93
Total return[4]	20.08%	(0.03)%

Net assets, end of year (000s)	$94	$5

Ratios to average net assets:
Gross expenses	3.74%[5,6]	5.40%[7,8]
Net expenses[9,10]	1.71 [6]	2.00	[7]
Net investment income	0.74	0.25	[7]

Portfolio turnover rate	73%	21%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]	Amount represents less than $0.005 or greater than $(0.005) per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Ratio includes 0.73% of non-recurring offering costs related to the inception of the Fund.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]	Annualized.

[8]	Ratio includes 1.73% of non-recurring organizational and offering costs related to the inception of the Fund.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

22	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.93	$10.00

Income (loss) from operations:
Net investment income	0.10	0.02
Net realized and unrealized gain (loss)	1.89	(0.01)
Total income from operations	1.99	0.01

Less distributions from:
Net investment income	(0.13)	(0.08)
Total distributions	(0.13)	(0.08)

Net asset value, end of year	$11.79	$9.93
Total return[3]	20.15%	0.11%

Net assets, end of year (000s)	$6	$5

Ratios to average net assets:
Gross expenses	3.28%[4,5]	4.90%[6,7]
Net expenses[8,9]	1.46 [5]	1.60 [6]
Net investment income	0.92	0.65 [6]

Portfolio turnover rate	73%	21%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Ratio includes 0.73% of non-recurring offering costs related to the inception of the Fund.

[5]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[6]	Annualized.

[7]	Ratio includes 1.73% of non-recurring organizational and offering costs related to the inception of the Fund.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.94	$10.00

Income (loss) from operations:
Net investment income	0.15	0.04
Net realized and unrealized gain (loss)	1.89	(0.01)
Total income from operations	2.04	0.03

Less distributions from:
Net investment income	(0.17)	(0.09)
Total distributions	(0.17)	(0.09)

Net asset value, end of year	$11.81	$9.94
Total return[3]	20.66%	0.29%

Net assets, end of year (000s)	$6	$5

Ratios to average net assets:
Gross expenses	2.67%[4]	4.40%[5,6]
Net expenses[7,8]	1.00	1.00 [5]
Net investment income	1.43	1.25 [5]

Portfolio turnover rate	73%	21%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Ratio includes 0.73% of non-recurring offering costs related to the inception of the Fund.

[5]	Annualized.

[6]	Ratio includes 1.73% of non-recurring organizational and offering costs related to the inception of the Fund.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

24	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2023	2022[2]

Net asset value, beginning of year	$9.94	$10.00

Income (loss) from operations:
Net investment income	0.16	0.05
Net realized and unrealized gain (loss)	1.90	(0.02)
Total income from operations	2.06	0.03

Less distributions from:
Net investment income	(0.20)	(0.09)
Total distributions	(0.20)	(0.09)

Net asset value, end of year	$11.80	$9.94
Total return[3]	20.93%	0.30%

Net assets, end of year (000s)	$18,751	$15,612

Ratios to average net assets:
Gross expenses	2.42%[4]	3.87%[5,6]
Net expenses[7,8]	0.90	0.90 [5]
Net investment income	1.47	1.35 [5]

Portfolio turnover rate	73%	21%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 31, 2022 (inception date) to December 31, 2022.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Ratio includes 0.73% of non-recurring offering costs related to the inception of the Fund.

[5]	Annualized.

[6]	Ratio includes 1.72% of non-recurring organizational and offering costs related to the inception of the Fund.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third

26	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$19,787,421	—	—	$19,787,421
Short-Term Investments†	937,957	—	—	937,957
Total Investments	$20,725,378	—	—	$20,725,378

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on

28	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Offering costs. Costs incurred by the Fund in connection with offering of the Fund’s shares at the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $2 billion	0.750
Over $3 billion	0.700

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

FTFA provides administrative and certain oversight services to the Fund. FTFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, FTFA pays Brandywine Global a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and FTFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.25%, 2.00%, 1.60%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2025 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2023, fees waived and/or expenses reimbursed amounted to $264,068, which included an affiliated money market fund waiver of $406.

FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will FTFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires December 31, 2025	$256	$49	$49	$57	$154,009
Expires December 31, 2026	6,431	474	81	202	256,297
Total fee waivers/expense reimbursements subject to recapture	$6,687	$523	$130	$259	$410,306

For the year ended December 31, 2023, fee waivers and/or expense reimbursements recaptured by FTFA were as follows:

	Class C	Class R
FTFA recaptured	$7	$6

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin

30	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Resources. Each class of shares of the Fund pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Investor Services charges account-based fees based on the number of individual shareholder accounts, as well as a fixed percentage fee based on the total account-based fees charged. In addition, each class reimburses Investor Services for out of pocket expenses incurred. For the year ended December 31, 2023, the Fund incurred transfer agent fees as reported on the Statement of Operations, of which $791 was earned by Investor Services.

There is a maximum initial sales charge of 5.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2023, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$446
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$13,912,394
Sales	12,362,969

At December 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$18,209,319	$3,195,167	$(679,108)	$2,516,059

4. Derivative instruments and hedging activities

During the year ended December 31, 2023, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$1,002		$633
Class C	312	†	89
Class R	27	†	15
Class I	—		28
Class IS	—		52
Total	$1,341		$817

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2023, the service and/or distribution fees reimbursed amounted to $161 and $16 for Class C and Class R shares, respectively.

For the year ended December 31, 2023, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$6,438
Class C	635
Class R	98
Class I	202
Class IS	256,695
Total	$264,068

6. Distributions to shareholders by class

	Year Ended December 31, 2023	Period Ended December 31, 2022†
Net Investment Income:
Class A	$15,288	$261
Class C	1,077	35
Class R	67	42
Class I	105	46
Class IS	312,465	144,117
Total	$329,002	$144,501

†	For the period August 31, 2022 (inception date) to December 31, 2022.

7. Shares of beneficial interest

At December 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

32	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2023		Period Ended December 31, 2022†
	Shares	Amount	Shares	Amount
Class A
Shares sold	200,245	$2,216,248	5,551	$55,664
Shares issued on reinvestment	1,336	15,031	21	221
Shares repurchased	(79,205)	(823,582)	(1,970)	(20,000)
Net increase	122,376	$1,407,697	3,602	$35,885
Class C
Shares sold	8,731	$91,672	500	$5,000
Shares issued on reinvestment	89	994	—	—
Shares repurchased	(1,288)	(14,226)	—	—
Net increase	7,532	$78,440	500	$5,000
Class R
Shares sold	3	$30	500	$5,000
Shares issued on reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase	3	$30	500	$5,000
Class I
Shares sold	904	$10,002	500	$5,000
Shares issued on reinvestment	2	18	—	—
Shares repurchased	(906)	(9,511)	—	—
Net increase	—	$509	500	$5,000
Class IS
Shares sold	—	—	—	—
Shares issued on reinvestment	27,810	$312,465	14,019	$144,117
Shares repurchased	(9,356)	(98,438)	—	—
In-kind capital contribution	—	—	1,556,320	15,563,202
Net increase	18,454	$214,027	1,570,339	$15,707,319

†	For the period August 31, 2022 (inception date) to December 31, 2022.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

all or some portion of the year ended December 31, 2023. The following transactions were effected in such company for the year ended December 31, 2023.

	Affiliate
	Value at
	December 31,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$464,093	$5,972,189	5,972,189	$5,498,325	5,498,325

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$25,429	—	$937,957

9. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on January 31, 2025.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended December 31, 2023.

10. In-kind transfer of securities

On August 31, 2022, the Fund’s Class IS shares received a contribution in-kind of investment securities, cash and other receivables in the amount of $15,563,202. The securities contributed in-kind had net unrealized depreciation of $1,309,042. This contribution was determined to be tax-free under the Internal Revenue Code Section 351 and no gain or loss was realized.

34	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$329,002	$144,501

As of December 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(850,900)
Other book/tax temporary differences(a)	(69,680)
Unrealized appreciation (depreciation)(b)	3,825,101
Total distributable earnings (loss) — net	$2,904,521

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

12. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Small Cap Value Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period August 31, 2022 (inception date) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period August 31, 2022 (inception date) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

36	BrandywineGLOBAL—Small Cap Value Fund 2023 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Small Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL—Small Cap Value Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director of HSBC Corporate Money Funds Limited, HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	None

38	BrandywineGLOBAL—Small Cap Value Fund

Independent Trustees† (cont’d)

G. Peter O’Brien**

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 55 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 123 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)
Number of funds in fund complex overseen by Trustee	123
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL—Small Cap Value Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

40	BrandywineGLOBAL—Small Cap Value Fund

Additional Officers (cont’d)

Thomas C. Mandia

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

**	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

BrandywineGLOBAL—Small Cap Value Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

42	BrandywineGLOBAL—Small Cap Value Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2023:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$217,854
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$219,115
Qualified Business Income Dividends Earned	§199A	$107,991

BrandywineGLOBAL—Small Cap Value Fund	43

BrandywineGLOBAL —

Small Cap Value Fund

Trustees

Andrew L. Breech

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J.W. Masters

Ken Miller

G. Peter O’Brien*

Chair

Thomas F. Schlafly

Jane Trust

Investment manager

Franklin Templeton Fund Adviser, LLC**

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	Effective February 7, 2024, Mr. O’Brien became Chair of the Board.
**	Formerly known as Legg Mason Partners Fund Advisor, LLC.

BrandywineGLOBAL — Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Small Cap Value Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

34317-A 2/24 SR24-4809

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2022 and December 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $210,621 in December 31, 2022 and $210,621 in December 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2022 and $0 in December 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $53,000 in December 31, 2022 and $53,000 in December 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2022 and $0 in December 31, 2023, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $744,135 in December 31, 2022 and $752,124 in December 31, 2023.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Andrew L. Breech

Althea L. Duersten*

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*	Effective February 7, 2024, Ms. Duersten retired from the Board.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 28, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 28, 2024